UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 20, 2006
                                                        ------------------


                         AFFINITY TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                             0-28152                     57-0991269
-----------                         ------------             -------------------
(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


                              8807-A Two Notch Road
                         Columbia, South Carolina 29223
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (803) 758-2511
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.      Entry into a Material Definitive Agreement.

(a) Pursuant to the Amended and Restated Convertible Note Purchase Agreement, dated as of August 9, 2006 (the "Note Purchase Agreement"), among Affinity Technology Group, Inc., a Delaware corporation (the "Company"), and the investors named therein, on September 20, 2006 the Company completed the sale of additional convertible notes in the aggregate principal amount of $1,905,000. The terms of the transaction are summarized in Item 2.03 of this Current Report on Form 8-K. In connection with the transaction, the Company entered into a letter agreement, dated as of September 12, 2006, with the purchasers of the new notes, pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission (the "Commission"), on or before January 31, 2007, a registration statement with respect to the Company's common stock issuable upon conversion of the notes, and to use its best efforts to cause such registration statement to be declared effective by the Commission. The Company has filed a copy of the letter agreement as Exhibit 4.1 to this Current Report on Form 8-K.


                        Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) Pursuant to the Note Purchase Agreement, on September 20, 2006 the
Company completed the sale of additional convertible notes in the aggregate principal amount of $1,905,000. Interest and principal on the notes becomes payable in full on the second anniversary from the date of issuance. The notes bear interest at 8%, are convertible into the Company's common stock at a conversion rate of $.42 per share and are secured by the Company's equity interest in decisioning.com, Inc., which owns the Company's patent portfolio. Immediately subsequent to the completion of the sale, the Company had $3,140,667 aggregate principal amount of convertible notes outstanding under the Note Purchase Agreement. The Company filed the Note Purchase Agreement, the Form of 8% Convertible Note and the related Security Agreement as Exhibits 4.1, 4.2 and 4.3, respectively, to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

The convertible notes were issued in a private placement transaction with a group of accredited investors pursuant to Section 4(2) of, and Regulation D promulgated under, the Securities Act of 1933, as amended (the "Securities Act"). In connection with the transaction, the Company has agreed to prepare and file with the Commission, on or before January 31, 2007, a registration statement with respect to the Company's common stock issuable upon conversion of the notes, and to use its best efforts to cause such registration statement to be declared effective by the Commission.

                   Section 3 - Securities and Trading Markets

Item 3.02.      Unregistered Sales of Equity Securities.

(a) On September 20, 2006, the Company sold for cash $1,905,000 principal amount of its convertible secured notes under the Note Purchase Agreement to a group of accredited investors, as defined in Regulation D under the Securities Act. The transaction was exempt from registration pursuant to Section 4(2) and Regulation D of the Securities Act. No placement fees or commissions were paid in connection with the transaction. The notes are convertible into shares of common stock of the Company at a price of $0.42 per share.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 4.1 Letter Agreement, dated as of September 12, 2006, among Affinity Technology Group, Inc. and certain purchasers of convertible notes under the Amended and Restated Convertible Note Purchase Agreement, dated as of August 9, 2006, among the Company and the investors named therein.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AFFINITY TECHNOLOGY GROUP, INC.
                                      (Registrant)


Date: September 20, 2006              By: /s/ Joseph A. Boyle
                                          ------------------------------------
                                           Joseph A. Boyle
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit 4.1 Letter Agreement, dated as of September 12, 2006, among Affinity Technology Group, Inc. and certain purchasers of convertible notes under the Amended and Restated Convertible Note Purchase Agreement, dated as of August 9, 2006, among the Company and the investors named therein.